                                                                       Exhibit 4

                                  ITC/\DELTACOM

       COMMON STOCK                                         COMMON STOCK

          NUMBER                                                SHARES
     ----------------                                     ----------------
     C

     ----------------                                     ----------------
INCORPORATED UNDER THE LAWS OF                            SEE REVERSE FOR
   THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS

                                                          CUSIP 45031T 40 1

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  This certifies that







  is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $.01 PER
                                   SHARE, OF

                               ITC/\DeltaCom, Inc.

(hereinafter, the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
      WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers of the Corporation.

Dated:



 THE FACSIMILE SIGNATURE OF                        THE FACSIMILE SIGNATURE OF
    J. Thomas Mullis                                    Andrew M. Walker

                                [CORPORATE SEAL]
                  SECRETARY                                         PRESIDENT


Countersigned and Registered:
               MELLON INVESTOR SERVICES LLC

                                                                  Transfer Agent
                                                                   and Registrar
BY

                                                            Authorized Signature

                               ITC/\DeltaCom, Inc.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF CAPITAL STOCK. THE CORPORATION SHALL FURNISH TO ANY HOLDER UPON REQUEST AND WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED BY THE CORPORATION SO FAR AS THEY HAVE BEEN FIXED AND DETERMINED AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE CLASSES AND SERIES OF SECURITIES OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common               UNIF GIFT MIN ACT - ______________Custodian ____________
     TEN ENT - as tenants by the entireties                                (Cust)               (Minor)
      JT TEN - as joint tenants with right                            under Uniform Gifts to Minors
               of survivorship and not as                             Act ______________________________
               tenants in common                                                   (State)

       Additional abbreviations may also be used though not in the above list.

       FOR VALUE RECEIVED, _________________________ hereby sells, assigns and transfers unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
___________________________________________

________________________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by this Certificate, and does hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated ____________________

                       X
                       ---------------------------------------------------------

                       X
                       ---------------------------------------------------------
                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

By
__________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.